Loans (Details) ¥ in Thousands, $ in Thousands	Aug. 31, 2020 CNY (¥)	Aug. 31, 2020 USD ($)	Aug. 31, 2019 CNY (¥)
Loans
Short-term loans	¥ 789,550	$ 115,307	¥ 249,876
Long-term bank loan, current portion	295,433	43,145	71,820
Long-term loans (including long-term loans of the consolidated VIEs without recourse to the Group of RMB376,380 and RMB291,780 (US$42,612) as of August 31, 2019 and 2020, respectively)	¥ 1,023,151	$ 149,422	¥ 1,345,754